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                                                                   EXHIBIT 23(a)

                         INDEPENDENT AUDITORS' CONSENT

    We consent to the incorporation by reference in this Registration Statement of Buffets, Inc. on Form S-4 of our report dated February 9, 1996, incorporated by reference in the Annual Report on Form 10-K of Buffets, Inc. for the fiscal year ended January 3, 1996.

    We also consent to the reference to us under the heading "Experts" in such Registration Statement.

Deloitte & Touche LLP

Minneapolis, Minnesota
August 8, 1996